Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NeoGenomics, Inc. (the "Company") on
Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Thomas H.
White, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Periodic Report fully complies with the requirements of the
            Securities Exchange Act of 1934; and

        (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                Date:   February 23, 2003          /s/ Thomas H. White
                                                   Thomas H. White
                                                   Chief Executive and
                                                   Principal Financial Officer